                                                                                                                    MORGAN STANLEY
                                                                                                                        60 records
MSM 2004-11AR 10 Year Group                                                                                     Balance: 22,502,470
==================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Mortgage Rates (%)              Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
4.501 - 5.000                       5    2,668,570.98        11.86       4.798           4.548        68.73         24.4        748
5.001 - 5.500                       4    1,770,006.13         7.87       5.272           5.002        69.10         21.7        737
5.501 - 6.000                      22    8,942,987.65        39.74       5.874           5.618        71.68         14.1        726
6.001 - 6.500                      21    7,783,613.88        34.59       6.270           6.001        74.35         30.2        706
6.501 - 7.000                       2      584,950.00         2.60       6.625           6.375        68.69          0.0        723
7.001 - 7.500                       4      596,412.65         2.65       7.432           7.107        79.75         58.7        737
7.501 - 8.000                       1       82,000.00         0.36       7.625           7.375        28.98          0.0        773
8.501 - 9.000                       1       73,928.77         0.33       8.750           8.500        64.78          0.0        663
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   4.625%
Maximum:   8.750%
Weighted Average:   5.913%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Net Coupon (%)                  Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                       3    1,607,600.00         7.14       4.708           4.458        68.84         40.4        726
4.501 - 5.000                       5    2,228,402.93         9.90       5.083           4.817        67.90         17.2        759
5.001 - 5.500                      11    3,356,747.32        14.92       5.645           5.378        76.58         27.0        730
5.501 - 6.000                      29   12,405,856.14        55.13       6.087           5.827        71.72         17.7        713
6.001 - 6.500                       6    2,151,522.25         9.56       6.500           6.241        72.88         23.7        721
6.501 - 7.000                       2      231,000.00         1.03       7.417           6.972        86.72         77.9        739
7.001 - 7.500                       3      447,412.65         1.99       7.475           7.225        66.85         38.0        742
8.001 - 8.500                       1       73,928.77         0.33       8.750           8.500        64.78          0.0        663
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   4.375%
Maximum:   8.500%
Weighted Average:   5.650%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 1 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                        60 records
MSM 2004-11AR 10 Year Group                                                                                     Balance: 22,502,470
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Current Mortgage Loan        Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Principal Balance ($)           Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
0.01 - 100,000.00                   7      521,856.81         2.32       6.730           6.425        70.89          0.0        691
100,000.01 - 200,000.00            13    2,013,890.66         8.95       6.570           6.227        79.35         33.1        695
200,000.01 - 300,000.00             3      786,324.75         3.49       5.536           5.199        64.07         30.5        682
300,000.01 - 400,000.00             7    2,487,186.09        11.05       5.899           5.649        71.15         29.9        733
400,000.01 - 500,000.00            13    6,100,531.44        27.11       5.797           5.547        67.58         24.1        717
500,000.01 - 600,000.00            10    5,598,732.46        24.88       5.854           5.604        80.37          9.1        733
600,000.01 - 700,000.00             4    2,602,447.85        11.57       5.579           5.329        66.06         25.0        734
700,000.01 - 800,000.00             2    1,517,500.00         6.74       6.184           5.934        64.34         47.3        719
800,000.01 - 900,000.00             1      874,000.00         3.88       6.000           5.750        73.76          0.0        758
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   51,000.00
Maximum:   874,000.00
Average:   375,041.17
Total:   22,502,470.06
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
FICO                         Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Score                           Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Below 600                           1      160,524.05         0.71       6.080           5.705        86.56          0.0        592
601 - 625                           4      843,232.39         3.75       6.290           5.989        70.06         59.2        608
626 - 650                           4      992,877.22         4.41       5.999           5.685        66.97          0.0        643
651 - 675                           9    3,011,888.52        13.38       6.092           5.836        69.87          5.0        667
676 - 700                           6    2,514,806.47        11.18       5.802           5.546        68.70         35.4        694
701 - 725                           8    3,317,848.95        14.74       6.006           5.745        76.30         34.7        709
726 - 750                           5    2,009,363.67         8.93       5.736           5.458        67.90          9.0        740
751 - 775                          17    7,120,673.83        31.64       5.810           5.556        73.88         27.5        763
776 - 800                           6    2,531,254.96        11.25       5.946           5.696        71.91          6.7        785
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------
Non-Zero Minimum:   592
Maximum:   795
Non-Zero Weighted Average:   723
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 2 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                        60 records
MSM 2004-11AR 10 Year Group                                                                                     Balance: 22,502,470
==================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Documentation Level             Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Limited                            39   13,911,414.61        61.82       5.889           5.626        72.21          0.0        720
Full/Alt                           13    4,999,281.78        22.22       5.964           5.701        72.15        100.0        720
Lite                                6    3,362,073.67        14.94       5.901           5.651        73.01          0.0        734
No Documentation                    2      229,700.00         1.02       6.375           6.000        42.18          0.0        753
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Original                     Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Loan-to-Value Ratio (%)         Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
<= 30.00                            1       82,000.00         0.36       7.625           7.375        28.98          0.0        773
30.01 - 35.00                       1      150,000.00         0.67       6.375           6.000        32.01          0.0        759
35.01 - 40.00                       1      286,324.75         1.27       5.125           4.750        36.25          0.0        701
40.01 - 45.00                       2      797,999.98         3.55       6.194           5.944        43.18          0.0        653
45.01 - 50.00                       1      150,000.00         0.67       6.190           5.815        50.00        100.0        675
50.01 - 55.00                       2    1,149,439.87         5.11       6.038           5.788        51.69         43.5        687
55.01 - 60.00                       4    2,425,470.98        10.78       5.501           5.251        57.87         26.8        726
60.01 - 65.00                       4      931,601.27         4.14       6.527           6.267        63.21          0.0        740
65.01 - 70.00                       6    2,426,046.16        10.78       5.894           5.644        68.73         36.6        735
70.01 - 75.00                       4    2,189,586.10         9.73       5.877           5.621        73.84          0.0        727
75.01 - 80.00                      25   10,302,831.03        45.79       5.852           5.599        79.42         25.5        735
85.01 - 90.00                       1      160,524.05         0.71       6.080           5.705        86.56          0.0        592
90.01 - 95.00                       4      483,827.95         2.15       6.673           6.251        93.05         37.2        685
95.01 - 100.00                      4      966,817.92         4.30       6.314           6.012        99.95          0.0        670
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   28.98%
Maximum:   100.00%
Weighted Average by Current Balance:   72.01%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 3 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                        60 records
MSM 2004-11AR 10 Year Group                                                                                     Balance: 22,502,470
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
Coverage on Loans with             of           Total        Total    Weighted        Weighted     Original
Original Loan-to-Value       Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Ratios above 80%                Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Y                                   7      867,369.92        53.83       6.266           5.891        95.27          0.0        626
Y-Pledged Assets                    2      743,800.00        46.17       6.553           6.242        98.03         24.2        715
-----------------------------------------------------------------------------------------------------------------------------------
Total:                              9    1,611,169.92       100.00       6.399           6.053        96.54         11.2        667
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
Geographic                         of           Total        Total    Weighted        Weighted     Original
Distribution                 Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
by Balance                      Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
California                         17    8,683,555.89        38.59       6.068           5.818        71.71         15.8        717
New York                            7    2,554,862.20        11.35       5.744           5.456        62.03         53.5        712
Virginia                            4    1,937,056.75         8.61       5.430           5.180        78.82         24.4        745
Texas                               4    1,922,261.57         8.54       5.751           5.496        65.70          0.0        761
Maryland                            3    1,600,974.18         7.11       5.763           5.513        77.20          0.0        715
Florida                             8    1,481,129.79         6.58       5.578           5.282        78.10         26.3        724
Ohio                                2      686,379.14         3.05       6.375           6.105        81.81          0.0        756
Washington                          2      589,550.00         2.62       5.297           5.047        72.60          0.0        731
Colorado                            1      570,000.00         2.53       5.750           5.500        69.09          0.0        774
Michigan                            2      547,387.54         2.43       5.586           5.298        85.97         70.2        717
Other                              10    1,929,313.00         8.57       6.628           6.339        70.26         52.7        679
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------
Number of States Represented:   20
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Purpose                         Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Purchase                           30   11,680,133.54        51.91       5.887           5.626        78.34         23.4        735
Refinance - Cashout                20    7,423,098.90        32.99       6.000           5.741        64.00         23.0        707
Refinance - Rate Term              10    3,399,237.62        15.11       5.812           5.533        67.76         16.6        713
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 4 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                        60 records
MSM 2004-11AR 10 Year Group                                                                                     Balance: 22,502,470
==================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Property Type                   Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Single Family Residence            38   13,515,486.51        60.06       5.954           5.690        73.45         22.4        717
Planned Unit Development           12    5,411,034.23        24.05       5.765           5.511        71.24         23.1        730
Condominium                         5    1,916,711.92         8.52       5.741           5.478        77.36          0.0        742
2-4 Family                          4    1,509,237.40         6.71       6.250           5.976        59.00         47.5        719
Co-op                               1      150,000.00         0.67       6.375           6.000        32.01          0.0        759
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Occupancy                       Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Primary                            48   19,797,472.90        87.98       5.873           5.614        71.22         17.6        720
Second Home                         8    2,172,643.82         9.66       6.032           5.750        80.06         62.6        753
Investment                          4      532,353.34         2.37       6.906           6.595        68.37         28.2        699
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Remaining Term               Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
to Stated Maturity              Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
295 - 297                           3      303,000.00         1.35       7.401           7.151        58.67         56.1        774
298 - 300                           1       73,928.77         0.33       8.750           8.500        64.78          0.0        663
325 - 327                           1      180,000.00         0.80       7.500           7.000        91.84        100.0        734
352 - 354                           3      891,297.25         3.96       5.652           5.361        58.73         26.9        738
355 - 357                          41   16,620,534.31        73.86       5.842           5.581        71.58         22.8        724
358 - 360                          11    4,433,709.73        19.70       6.018           5.764        76.52         14.0        710
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   295
Maximum:   359
Weighted Average:   355
-----------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 5 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                        60 records
MSM 2004-11AR 10 Year Group                                                                                     Balance: 22,502,470
==================================================================================================================================



-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Product Type                    Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
10 Yr IO - ARM -
10 Yr (1 Yr Libor)                 15    8,012,254.50        35.61       5.724           5.474        71.02         34.5        744
10 Yr IO - ARM -
10 Yr (6 Mo Libor)                 32   11,339,155.12        50.39       6.094           5.829        71.15         19.7        714
ARM - 10 Yr
(1 Yr CMT)                          2      244,877.24         1.09       6.221           5.846        98.20          0.0        636
ARM - 10 Yr
(1 Yr Libor)                        4    1,760,039.90         7.82       5.327           5.065        71.12          0.0        735
ARM - 10 Yr
(6 Mo Libor)                        7    1,146,143.30         5.09       6.278           5.966        83.19          0.0        661
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Index Type                      Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
Treasury - 1 Year                   2      244,877.24         1.09       6.221           5.846        98.20          0.0        636
Libor - 6 Month                    39   12,485,298.42        55.48       6.111           5.842        72.26         17.9        709
Libor - 1 Year                     19    9,772,294.40        43.43       5.652           5.400        71.04         28.3        742
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Gross Margin (%)                Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
1.875                               2    1,367,500.00         6.08       5.537           5.287        64.81        100.0        727
2.000                              25    6,736,576.04        29.94       6.108           5.824        69.50         20.9        710
2.250                              28   13,484,716.59        59.93       5.805           5.555        73.77         16.5        733
2.500                               1      163,387.54         0.73       6.375           6.000       100.00          0.0        605
2.750                               4      750,289.89         3.33       6.669           6.379        69.96          0.0        666
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   1.875%
Maximum:   2.750%
Weighted Average:   2.171%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 6 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                        60 records
MSM 2004-11AR 10 Year Group                                                                                     Balance: 22,502,470
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Initial Periodic Cap (%)        Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
5.000                              43   16,520,435.83        73.42       5.847           5.583        72.14         18.2        722
6.000                              17    5,982,034.23        26.58       6.094           5.836        71.64         33.4        725
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   5.000%
Maximum:   6.000%
Weighted Average:   5.266%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Periodic Cap (%)                Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
1.000                              23    6,887,264.19        30.61       6.077           5.800        73.22          9.0        699
2.000                              37   15,615,205.87        69.39       5.840           5.584        71.47         28.0        733
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   1.000%
Maximum:   2.000%
Weighted Average:   1.694%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Lifetime Rate Cap (%)           Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
5.000                              43   16,520,435.83        73.42       5.847           5.583        72.14         18.2        722
6.000                              17    5,982,034.23        26.58       6.094           5.836        71.64         33.4        725
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   5.000%
Maximum:   6.000%
Weighted Average:   5.266%
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 7 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                        60 records
MSM 2004-11AR 10 Year Group                                                                                     Balance: 22,502,470
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Maximum Mortgage             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Rates (%)                       Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                      4    2,104,570.98         9.35       4.777           4.527        65.71         30.9        737
10.001 - 11.000                    21    9,392,037.28        41.74       5.729           5.469        71.97          5.3        729
11.001 - 12.000                    24    7,277,371.42        32.34       6.160           5.890        74.15         41.2        720
12.001 - 13.000                     6    3,171,561.61        14.09       6.344           6.094        71.72         15.7        697
13.001 - 14.000                     4      483,000.00         2.15       7.438           7.094        71.03         72.5        759
14.001 - 15.000                     1       73,928.77         0.33       8.750           8.500        64.78          0.0        663
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   9.625%
Maximum:   14.750%
Weighted Average:   11.179%
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
Months to Next Rate          Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Adjustment                      Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
54 - 59                             4      376,928.77         1.68       7.665           7.415        59.87         45.1        752
84 - 89                             1      180,000.00         0.80       7.500           7.000        91.84        100.0        734
114 - 119                          55   21,945,541.29        97.53       5.870           5.609        72.06         21.2        722
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------
Minimum:   55
Maximum:   119
Weighted Average:   115
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Interest Only                   Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
N                         13             3,151,060.44        14.00       5.742           5.453        77.61          0.0        700
Y                         47            19,351,409.62        86.00       5.940           5.682        71.10         25.8        726
-----------------------------------------------------------------------------------------------------------------------------------
Total:                    60            22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have positions in, and may effect transaction in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding any assets backing any securities discussed herein supercedes all prior information regarding such assets.
Morgan Stanley is acting as the lead underwriter and not acting as agent for the issuer or its affiliates in connection with the proposed transaction. To our readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. We recommend that such investors obtain the advice of their Morgan Stanley, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned. NOT FOR DISTRIBUTION TO
PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.
-------------------------------------------------------------------------------
Dec 7, 2004 17:53                                                   Page 8 of 9


                                                                                                                    MORGAN STANLEY
                                                                                                                        60 records
MSM 2004-11AR 10 Year Group                                                                                     Balance: 22,502,470
==================================================================================================================================


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Prepayment Penalty Flag         Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
N                                  57   21,663,107.42        96.27       5.885           5.622        71.70         20.9        723
Y                                   3      839,362.64         3.73       6.618           6.368        79.98         56.2        717
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Weighted
                               Number                         % of                                  Average
                                   of           Total        Total    Weighted        Weighted     Original
                             Mortgage         Current      Current     Average         Average      Subject   % Full-Alt       FICO
Prepayment Penalty Term         Loans     Balance ($)      Balance  Coupon (%)  Net Coupon (%)      LTV (%)          Doc      Score
-----------------------------------------------------------------------------------------------------------------------------------
0                                  57   21,663,107.42        96.27       5.885           5.622        71.70         20.9        723
36                                  2      643,949.99         2.86       6.350           6.100        79.97         73.3        723
42                                  1      195,412.65         0.87       7.500           7.250        80.00          0.0        696
-----------------------------------------------------------------------------------------------------------------------------------
Total:                             60   22,502,470.06       100.00       5.913           5.650        72.01         22.2        723
-----------------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. This material is based on information that Morgan Stanley & Co. Incorporated ("Morgan Stanley") considers reliable. Morgan Stanley makes no representation or warranty with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus or Private Placement Memorandum, as the case may be, prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus or Private Placement Memorandum. Such Prospectus or Private
Placement Memorandum will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus or Private Placement Memorandum. The information contained here in may be based on certain assumptions regarding market conditions and other matters and is therefore subject to change. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied on for such purposes. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley disclaims any and all liability relating to this information, including without limitation any express or implied representations or warranties for, statements contained in, and omissions from the information contained here in. Additional information is available upon request. Morgan Stanley and others associated with it may have
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Dec 7, 2004 17:53                                                   Page 9 of 9